UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS Growth & Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.01%, 1.85%, 1.78% and .51% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods for Class B shares and for the 3-year, 5-year and 10-year periods for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of DWS Growth & Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	5.02%	8.53%	8.42%	4.50%	4.08%
Class B	4.49%	7.46%	7.40%	3.58%	3.27%
Class C	4.63%	7.74%	7.54%	3.66%	3.32%
S&P 500® Index+	7.38%	11.83%	10.06%	6.27%	8.20%
Russell 1000® Index++	8.25%	11.84%	10.73%	6.92%	8.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/07
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	5.26%	9.03%	8.90%	9.43%
S&P 500 Index+	7.38%	11.83%	10.06%	12.07%
Russell 1000 Index++	8.25%	11.84%	10.73%	12.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/07	$ 21.73	$ 21.23	$ 21.31	$ 21.90
9/30/06	$ 22.91	$ 22.45	$ 22.51	$ 23.07
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .12	$ .03	$ .04	$ .18
Capital Gain Distributions	$ 2.25	$ 2.25	$ 2.25	$ 2.25
Class A Lipper Rankings — Large-Cap Core Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	553	of	800	70
3-Year	395	of	669	59
5-Year	359	of	567	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,229	$12,011	$11,747	$14,064
	Average annual total return	2.29%	6.30%	3.27%	3.47%
Class B	Growth of $10,000	$10,454	$12,189	$11,825	$13,794
	Average annual total return	4.54%	6.82%	3.41%	3.27%
Class C	Growth of $10,000	$10,774	$12,438	$11,967	$13,862
	Average annual total return	7.74%	7.54%	3.66%	3.32%
S&P 500 Index+	Growth of $10,000	$11,183	$13,331	$13,552	$22,001
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Russell 1000 Index++	Growth of $10,000	$11,184	$13,576	$13,976	$22,838
	Average annual total return	11.84%	10.73%	6.92%	8.61%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Growth & Income Fund — Institutional Class [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Growth & Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,090,300	$1,291,600	$1,515,000
	Average annual total return	9.03%	8.90%	9.43%
S&P 500 Index+	Growth of $1,000,000	$1,118,300	$1,333,100	$1,686,100
	Average annual total return	11.83%	10.06%	12.07%
Russell 1000 Index++	Growth of $1,000,000	$1,118,400	$1,357,600	$1,734,800
	Average annual total return	11.84%	10.73%	12.77%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is .66% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/07
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	5.18%	8.88%	8.81%	4.84%	4.45%
S&P 500 Index+	7.38%	11.83%	10.06%	6.27%	8.20%
Russell 1000 Index++	8.25%	11.84%	10.73%	6.92%	8.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/07	$ 21.87
9/30/06	$ 23.05
Distribution Information Six Months as of 3/31/07: Income Dividends	$ .17
Capital Gain Distributions	$ 2.25
Class S Lipper Rankings — Large-Cap Core Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	528	of	800	66
3-Year	340	of	669	51
5-Year	317	of	567	56
10-Year	231	of	253	91

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income Fund — Class S [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,888	$12,884	$12,668	$15,459
	Average annual total return	8.88%	8.81%	4.84%	4.45%
S&P 500 Index+	Growth of $10,000	$11,183	$13,331	$13,552	$22,001
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Russell 1000 Index++	Growth of $10,000	$11,184	$13,576	$13,976	$22,838
	Average annual total return	11.84%	10.73%	6.92%	8.61%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,050.20	$ 1,044.90	$ 1,046.30	$ 1,051.80	$ 1,052.60
Expenses Paid per $1,000*	$ 5.11	$ 9.99	$ 9.08	$ 3.27	$ 2.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,019.95	$ 1,015.16	$ 1,016.06	$ 1,021.74	$ 1,022.39
Expenses Paid per $1,000*	$ 5.04	$ 9.85	$ 8.95	$ 3.23	$ 2.57
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Growth & Income Fund	1.00%	1.96%	1.78%	.64%	.51%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Growth & Income Fund's performance, strategy and the market environment during the six-month period ended March 31, 2007.

Q: How would you describe the market environment over the last six months?

A: After rallying impressively since mid-year 2006, equity markets stumbled in the first quarter of 2007, particularly in February, responding in part to investors' reduced tolerance for risk in the face of slowing economic growth. Despite the weakness in early 2007, most major equity indices had positive returns for the six-month period ended March 31, 2007. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 8.49% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Small-cap stocks performed better than large-cap issues: The Russell 2000® Index posted a return of 11.02% for the six months ended March 2007, while the Russell 1000® Index returned 8.25%.2 Within the large-cap arena, which is the major focus of this fund, value stocks performed better than growth stocks over the last year: the Russell 1000® Value Index had a return of 9.34%, while the Russell 1000® Growth Index returned 7.19%.3

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Growth & Income Fund Class A shares produced a total return of 5.02% for the six months ended March 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

The fund's return was below that of its benchmark, the Russell 1000 Index, which returned 8.25%. The return was below the average of its Lipper peer group category, Large-Cap Core Funds, which was 6.87%.4

4 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category return assumes reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: There has been a change in management for this fund since the last report, which covered the fiscal year that ended September 30, 2006. Beginning in January 2007, a new team assumed responsibility for management of the fund, using a quantitative model that is focused on stock selection.5 The majority of the fund is invested in equities, primarily stocks of large US companies. Sector allocations are generally maintained fairly close to those of the Russell 1000 Index. For each stock under consideration, the price is evaluated relative to a series of factors that we have found to be useful in predicting performance and that tend to have a low correlation to one another. These include the ratio of predicted earnings to price, operating trends, changes in earnings estimates, short interest, market outlook and other measures of performance potential.

5 A quantitative model for selection of investments uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.

In order to bring the portfolio in line with the positioning indicated by our model, significant changes were made in holdings, so that the composition of the portfolio is significantly different at the end of March versus six months ago.

Q: Which industry groups and holdings had the greatest effect on the fund's performance?

A: Capital goods and automobiles and components were among the strongest sectors, and the fund's stock selection in these sectors contributed to performance. In the automotive sector, truck manufacturer Paccar, Inc. performed well; this stock was sold on strength. Among the strongest holdings in the capital goods sector were aircraft manufacturer Boeing Co. and Honeywell International, Inc., a diversified manufacturing company. Performance of these companies' stocks benefited from strong earnings reports. Also positive was the fund's positioning in consumer durables and apparel, where we avoided most of the poorer performing stocks, particularly in the weakening housing industry.

Utilities and energy were among the best performing sectors over the last six months, but stock selection in these sectors detracted from performance. In both of these sectors, the fund's performance was hurt by not owning some of the best performing stocks. However, in utilities, three of our largest positions, Duke Energy Corp., Entergy Corp. and Exelon Corp. performed quite well. A significant detractor was a position in Symantec Corp., a technology company that announced in January that earnings for the 2007 fiscal year would be below most analysts' estimates. Another negative was a position in Amgen, Inc., which declined on concerns about some of its anemia drugs.

Q: What other comments do you have for investors?

A: We continually monitor the fund's positions, reviewing and updating the portfolio, making changes as indicated by our model. We believe that our rigorous stock selection process, which combines quantitative analysis with fundamental research, will help us to generate superior risk-adjusted returns over time for our investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/07	9/30/06

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/07	9/30/06

Financials	20%	23%
Consumer Discretionary	15%	10%
Health Care	13%	13%
Information Technology	12%	15%
Energy	11%	10%
Industrials	10%	11%
Consumer Staples	7%	9%
Telecommunication Services	4%	3%
Materials	4%	3%
Utilities	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2007 (21.9% of Net Assets)
1. Johnson & Johnson Provider of health care products	2.7%
2. Bank of America Corp. Provider of commercial banking services	2.7%
3. Wells Fargo & Co. Provider of various financial services	2.2%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing	2.2%
5. JPMorgan Chase & Co. Provider of global financial services	2.2%
6. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.1%
7. Microsoft Corp. Developer of computer software	2.1%
8. Morgan Stanley Provider of investment banking and brokerage services	1.9%
9. Boeing Co. Manufacturer of jet airplanes	1.9%
10. The Goldman Sachs Group, Inc. Provider of global investment banking services	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 14.8%
Hotels Restaurants & Leisure 2.5%
McDonald's Corp.	1,405,040	63,297,052
Starbucks Corp.*	860,900	26,997,824
Yum! Brands, Inc.	294,000	16,981,440
		107,276,316
Household Durables 1.9%
KB HOME	800,400	34,153,068
Lennar Corp. "A"	814,300	34,371,603
Snap-on, Inc.	267,400	12,861,940
		81,386,611
Media 4.5%
McGraw-Hill Companies, Inc.	1,093,020	68,729,098
Omnicom Group, Inc. (a)	329,230	33,706,567
The DIRECTV Group, Inc.*	1,923,100	44,365,917
Walt Disney Co.	1,460,830	50,296,377
		197,097,959
Multiline Retail 3.1%
Family Dollar Stores, Inc.	643,300	19,054,546
Kohl's Corp.*	731,200	56,017,232
Nordstrom, Inc.	875,000	46,322,500
Saks, Inc.	685,300	14,281,652
		135,675,930
Specialty Retail 2.8%
Dick's Sporting Goods, Inc.* (a)	426,700	24,859,542
Office Depot, Inc.*	827,100	29,064,294
Ross Stores, Inc.	988,200	33,994,080
The Sherwin-Williams Co.	353,800	23,364,952
TJX Companies, Inc.	477,300	12,868,008
		124,150,876
Consumer Staples 6.7%
Beverages 1.8%
Anheuser-Busch Companies, Inc.	905,100	45,671,346
PepsiCo, Inc.	528,060	33,563,494
		79,234,840
Food & Staples Retailing 1.2%
Safeway, Inc.	1,420,200	52,036,128
Food Products 0.4%
General Mills, Inc.	226,200	13,169,364
McCormick & Co., Inc.	130,500	5,026,860
		18,196,224
Household Products 1.6%
Colgate-Palmolive Co.	1,044,300	69,748,797
Tobacco 1.7%
Altria Group, Inc.	725,540	63,709,667
Loews Corp — Carolina Group	108,700	8,218,807
		71,928,474
Energy 10.6%
Energy Equipment & Services 2.1%
Patterson-UTI Energy, Inc. (a)	564,400	12,665,136
Tidewater, Inc. (a)	693,900	40,648,662
Todco*	399,000	16,091,670
Unit Corp.*	401,100	20,291,649
		89,697,117
Oil, Gas & Consumable Fuels 8.5%
Chevron Corp.	526,800	38,962,128
Devon Energy Corp.	768,600	53,202,492
ExxonMobil Corp. (a)	1,036,378	78,194,720
Marathon Oil Corp.	504,600	49,869,618
Newfield Exploration Co.*	869,700	36,275,187
Plains Exploration & Production Co.*	835,800	37,728,012
Tesoro Corp.	366,100	36,767,423
Valero Energy Corp.	643,900	41,525,111
		372,524,691
Financials 19.4%
Capital Markets 5.2%
Lehman Brothers Holdings, Inc.	466,700	32,701,669
Morgan Stanley	1,074,380	84,618,169
The Bear Stearns Companies, Inc.	199,700	30,024,895
The Goldman Sachs Group, Inc.	394,170	81,447,347
		228,792,080
Commercial Banks 2.6%
National City Corp.	393,900	14,672,775
Wells Fargo & Co.	2,843,690	97,908,246
		112,581,021
Diversified Financial Services 5.5%
Bank of America Corp.	2,332,256	118,991,701
Citigroup, Inc.	258,800	13,286,792
JPMorgan Chase & Co.	2,007,900	97,142,202
Moody's Corp.	203,860	12,651,552
		242,072,247
Insurance 3.3%
Chubb Corp.	126,600	6,541,422
CNA Financial Corp.* (a)	199,800	8,609,382
Genworth Financial, Inc. "A"	946,500	33,070,710
Loews Corp.	214,430	9,741,555
MetLife, Inc.	667,360	42,143,784
Philadelphia Consolidated Holding Corp.*	166,000	7,302,340
Principal Financial Group, Inc.	367,800	22,020,186
W. R. Berkley Corp.	411,200	13,618,944
		143,048,323
Real Estate Investment Trusts 2.0%
AMB Property Corp. (REIT)	41,200	2,422,148
Archstone-Smith Trust (REIT)	119,600	6,491,888
AvalonBay Communities, Inc. (REIT)	32,600	4,238,000
Equity Residential (REIT)	128,900	6,216,847
Essex Property Trust, Inc. (REIT)	7,700	996,996
Hospitality Properties Trust (REIT)	43,700	2,045,160
Host Hotels & Resorts, Inc. (REIT)	326,300	8,584,953
ProLogis (REIT)	209,600	13,609,328
Public Storage, Inc. (REIT)	123,100	11,653,877
Simon Property Group, Inc. (REIT)	143,600	15,975,500
The Macerich Co. (REIT)	23,700	2,188,932
Vornado Realty Trust (REIT)	111,900	13,354,146
		87,777,775
Thrifts & Mortgage Finance 0.8%
Fannie Mae	294,100	16,051,978
IndyMac Bancorp., Inc. (a)	572,300	18,342,215
		34,394,193
Health Care 13.2%
Biotechnology 2.4%
Amgen, Inc.*	1,170,910	65,430,451
Cephalon, Inc.*	575,600	40,988,476
		106,418,927
Health Care Equipment & Supplies 3.2%
Becton, Dickinson & Co.	659,200	50,685,888
Dade Behring Holdings, Inc.	228,500	10,019,725
Kinetic Concepts, Inc.*	599,500	30,358,680
Zimmer Holdings, Inc.*	576,500	49,238,865
		140,303,158
Health Care Providers & Services 0.8%
Laboratory Corp. of America Holdings*	349,700	25,398,711
WellCare Health Plans, Inc.*	99,000	8,439,750
		33,838,461
Life Sciences Tools & Services 0.8%
Applera Corp. — Applied Biosystems Group	635,100	18,779,907
Covance, Inc.* (a)	178,400	10,586,256
Thermo Fisher Scientific, Inc.*	141,800	6,629,150
		35,995,313
Pharmaceuticals 6.0%
Abbott Laboratories (a)	308,900	17,236,620
Endo Pharmaceuticals Holdings, Inc.*	366,500	10,775,100
Johnson & Johnson	1,983,530	119,527,517
Merck & Co., Inc.	282,200	12,464,774
Mylan Laboratories, Inc.	1,294,300	27,361,502
Pfizer, Inc.	292,300	7,383,498
Schering-Plough Corp.	2,654,500	67,716,295
		262,465,306
Industrials 10.1%
Aerospace & Defense 4.5%
Boeing Co.	925,330	82,271,090
Honeywell International, Inc.	447,320	20,603,559
Lockheed Martin Corp.	395,700	38,390,814
Raytheon Co.	747,500	39,213,850
Rockwell Collins, Inc.	256,000	17,134,080
		197,613,393
Airlines 0.5%
US Airways Group, Inc.*	553,000	25,150,440
Commercial Services & Supplies 1.8%
Avery Dennison Corp.	151,600	9,741,816
R. R. Donnelley & Sons Co.	715,400	26,176,486
Waste Management, Inc.	1,231,800	42,386,238
		78,304,540
Electrical Equipment 1.2%
Emerson Electric Co.	1,245,250	53,657,823
Industrial Conglomerates 1.1%
General Electric Co.	1,345,570	47,579,355
Machinery 0.2%
Manitowoc Co., Inc.	139,100	8,837,023
Road & Rail 0.7%
Hertz Global Holdings, Inc.*	196,440	4,655,628
Ryder System, Inc. (a)	511,400	25,232,476
		29,888,104
Trading Companies & Distributors 0.1%
United Rentals, Inc.*	88,500	2,433,750
Information Technology 12.0%
Communications Equipment 0.1%
Cisco Systems, Inc.*	199,290	5,087,874
Computers & Peripherals 6.0%
Hewlett-Packard Co.	1,911,780	76,738,849
International Business Machines Corp.	1,032,830	97,354,556
Lexmark International, Inc. "A"*	608,600	35,578,756
Network Appliance, Inc.*	681,140	24,875,233
Western Digital Corp.*	1,782,900	29,970,549
		264,517,943
Internet Software & Services 1.2%
eBay, Inc.*	575,400	19,074,510
Google, Inc. "A"*	66,340	30,394,334
Yahoo!, Inc.*	151,500	4,740,435
		54,209,279
IT Services 0.8%
Acxiom Corp. (a)	257,500	5,507,925
Computer Sciences Corp.*	166,900	8,700,497
Convergys Corp.*	340,100	8,641,941
Unisys Corp.*	1,257,200	10,598,196
		33,448,559
Semiconductors & Semiconductor Equipment 1.6%
Altera Corp.*	201,000	4,017,990
Fairchild Semiconductor International, Inc.*	636,500	10,642,280
MEMC Electronic Materials, Inc.*	271,300	16,435,354
National Semiconductor Corp.	1,578,600	38,107,404
		69,203,028
Software 2.3%
Microsoft Corp.	3,230,740	90,040,724
Symantec Corp.*	524,220	9,069,006
		99,109,730
Materials 4.2%
Chemicals 2.2%
Celanese Corp. "A"	288,700	8,903,508
FMC Corp.	213,900	16,134,477
Huntsman Corp.	569,000	10,862,210
Lyondell Chemical Co.	1,396,300	41,847,111
Monsanto Co.	224,560	12,341,818
Westlake Chemical Corp.	149,600	4,061,640
		94,150,764
Containers & Packaging 0.1%
Sonoco Products Co.	157,800	5,930,124
Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	662,300	43,837,637
Paper & Forest Products 0.9%
International Paper Co.	1,050,100	38,223,640
Telecommunication Services 4.4%
Diversified Telecommunication Services 4.0%
AT&T, Inc.	1,420,580	56,013,469
Citizens Communications Co.	1,896,100	28,346,695
Verizon Communications, Inc.	2,427,800	92,062,176
		176,422,340
Wireless Telecommunication Services 0.4%
SBA Communications Corp. "A"*	157,300	4,648,215
Telephone & Data Systems, Inc.	147,700	8,805,874
United States Cellular Corp.*	26,600	1,953,770
		15,407,859
Utilities 3.5%
Electric Utilities 3.1%
Duke Energy Corp.	3,577,100	72,579,359
Entergy Corp.	242,180	25,409,526
Exelon Corp.	520,300	35,749,813
		133,738,698
Multi-Utilities 0.4%
KeySpan Corp.	60,300	2,481,345
PG&E Corp.	52,500	2,534,175
Sempra Energy	230,600	14,068,906
		19,084,426
Total Common Stocks (Cost $4,126,600,278)		4,322,477,096
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bills:
5.015%**, 4/19/2007 (b)	1,125,000	1,122,185
5.04%**, 4/19/2007 (b)	750,000	748,110
5.05%**, 4/19/2007 (b)	1,030,000	1,027,399
Total US Treasury Obligations (Cost $2,897,694)		2,897,694
	Shares	Value ($)

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $162,928,850)	162,928,850	162,928,850

Cash Equivalents 1.5%
Cash Management QP Trust, 5.33% (e) (Cost $66,056,519)	66,056,519	66,056,519
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,358,483,341)+	104.2	4,554,360,159
Other Assets and Liabilities, Net	(4.2)	(183,476,030)
Net Assets	100.0	4,370,884,129
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $4,389,911,514. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $164,448,645. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $264,429,488 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $99,980,843.
(a) All or a portion of these securities were on loan amounting to $129,797,934. In addition, included in other assets and liabilities, net are pending sales, amounting to $28,439,129, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2007, amounted to $158,237,063 which is 3.6% of net assets.
(b) At March 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At March 31, 2007, open future contracts purchased were as follows:
Future	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/14/2007	134	47,416,519	47,945,200	528,681

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $4,129,497,972) — including $129,797,934 of securities loaned	$ 4,325,374,790
Investment in Cash Management QP Trust (cost $66,056,519)	66,056,519
Investment in Daily Assets Fund Institutional (cost $162,928,850)*	162,928,850
Total investments in securities, at value (cost $4,358,483,341)	4,554,360,159
Receivable for investments sold	248,751,278
Dividends receivable	2,489,424
Interest receivable	196,066
Receivable for Fund shares sold	9,207,983
Foreign taxes recoverable	7,346
Receivable for daily variation margin on open futures contracts	59,433
Other assets	105,121
Total assets	4,815,176,810
Liabilities
Cash overdraft	28,465,594
Payable upon return of securities loaned	162,928,850
Payable for investments purchased	239,226,949
Payable for Fund shares redeemed	8,854,475
Accrued management fee	1,294,142
Other accrued expenses and payables	3,522,671
Total liabilities	444,292,681
Net assets, at value	$ 4,370,884,129
Net Assets
Net assets consist of: Undistributed net investment income	1,340,412
Net unrealized appreciation (depreciation) on: Investments	195,876,818
Futures	528,681
Foreign currency related transactions	(10)
Accumulated net realized gain (loss)	523,070,621
Paid-in capital	3,650,067,607
Net assets, at value	$ 4,370,884,129
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($79,538,288 ÷ 3,660,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.73
Maximum offering price per share (100 ÷ 94.25 of $21.73)	$ 23.06

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,160,208 ÷ 572,745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.23

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,644,673 ÷ 405,669 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.31
Class S Net Asset Value, offering and redemption price(a) per share ($4,233,507,222 ÷ 193,546,896 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.87

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($37,033,738 ÷ 1,691,021 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.90
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $228,427)	$ 40,616,109
Interest	16,066
Interest — Cash Management QP Trust	629,624
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	183,139
Total Income	41,444,938
Expenses: Management fee	7,969,851
Administration fee	2,264,936
Services to shareholders	4,024,199
Custodian fee	33,097
Distribution service fees	207,030
Auditing	48,776
Legal	42,246
Trustees' fees and expenses	86,500
Reports to shareholders	186,481
Registration fees	41,860
Other	100,784
Total expenses before expense reductions	15,005,760
Expense reductions	(376,176)
Total expenses after expense reductions	14,629,584
Net investment income (loss)	26,815,354
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	644,361,743
Futures	(286,983)
Foreign currency related transactions	(5,129)
644,069,631
Net unrealized appreciation (depreciation) during the period on: Investments	(437,888,203)
Written options	1,079,781
Futures	528,681
Foreign currency related transactions	(563)
(436,280,304)
Net gain (loss) on investment transactions	207,789,327
Net increase (decrease) in net assets resulting from operations	$ 234,604,681

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income (loss)	$ 26,815,354	$ 49,220,956
Net realized gain (loss) on investment transactions	644,069,631	421,560,960
Net unrealized appreciation (depreciation) during the period on investment transactions	(436,280,304)	(77,094,078)
Net increase (decrease) in net assets resulting from operations	234,604,681	393,687,838
Distributions to shareholders from: Net investment income: Class A	(442,380)	(509,816)
Class B	(14,775)	—
Class C	(15,477)	—
Class R	—	(2,444)
Class AARP	—	(18,964,385)
Class S	(31,661,776)	(25,463,630)
Institutional Class	(282,730)	(465,956)
Net realized gains: Class A	(7,732,471)	(4,466,069)
Class B	(1,307,379)	(970,557)
Class C	(885,023)	(542,877)
Class R	—	(41,600)
Class AARP	—	(128,745,542)
Class S	(414,138,328)	(110,402,048)
Institutional Class	(3,429,020)	(2,789,598)
Fund share transactions: Proceeds from shares sold	73,878,994	162,075,612
Reinvestment of distributions	424,036,242	270,110,268
Cost of shares redeemed	(406,772,139)	(932,173,529)
Redemption fees	3,195	13,923
Net increase (decrease) in net assets from Fund share transactions	91,146,292	(499,973,726)
Increase (decrease) in net assets	(134,158,386)	(399,650,410)
Net assets at beginning of period	4,505,042,515	4,904,692,925
Net assets at end of period (including undistributed net investment income of $1,340,412 and $6,942,196, respectively)	$ 4,370,884,129	$ 4,505,042,515

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 22.91	$ 22.38	$ 20.05	$ 18.04	$ 15.10	$ 18.99
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.16[f]	.21	.07	.06	.09
Net realized and unrealized gain (loss) on investment transactions	1.09	1.68	2.35	1.99	2.96	(3.90)
Total from investment operations	1.19	1.84	2.56	2.06	3.02	(3.81)
Less distributions from: Net investment income	(.12)	(.14)	(.23)	(.05)	(.08)	(.08)
Net realized gain on investment transactions	(2.25)	(1.17)	—	—	—	—
Total distributions	(2.37)	(1.31)	(.23)	(.05)	(.08)	(.08)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.73	$ 22.91	$ 22.38	$ 20.05	$ 18.04	$ 15.10
Total Return (%)[c]	5.02**	8.50[f]	12.83[e]	11.44	20.01	(20.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	80	87	32	27	18
Ratio of expenses before expense reductions (%)	1.00*	1.02	1.08	1.12	1.17	1.00[d]
Ratio of expenses after expense reductions (%)	1.00*	1.02	1.03	1.12	1.17	1.00[d]
Ratio of net investment income (loss) (%)	.83*	.72[f]	.96	.33	.35	.45
Portfolio turnover rate (%)	136**	101	98	26	42	52
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.45	$ 22.03	$ 19.78	$ 17.90	$ 15.03	$ 18.96
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.04)[f]	.02	(.10)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.07	1.63	2.31	1.98	2.94	(3.86)
Total from investment operations	1.06	1.59	2.33	1.88	2.87	(3.93)
Less distributions from: Net investment income	(.03)	—	(.08)	—	—	—
Net realized gain on investment transactions	(2.25)	(1.17)	—	—	—	—
Total distributions	(2.28)	(1.17)	(.08)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.23	$ 22.45	$ 22.03	$ 19.78	$ 17.90	$ 15.03
Total Return (%)[c]	4.49d**	7.49[d,f]	11.75[d]	10.50[d]	19.10	(20.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	20	11	12	10
Ratio of expenses before expense reductions (%)	1.99*	2.07	2.08	1.99	1.94	1.81[e]
Ratio of expenses after expense reductions (%)	1.96*	2.00	1.94	1.97	1.94	1.81[e]
Ratio of net investment income (loss) (%)	(.13)*	(.26)[f]	.05	(.52)	(.42)	(.36)
Portfolio turnover rate (%)	136**	101	98	26	42	52
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.51	$ 22.04	$ 19.78	$ 17.89	$ 15.03	$ 18.97
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.00f***	.03	(.10)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.08	1.64	2.31	1.99	2.93	(3.87)
Total from investment operations	1.09	1.64	2.34	1.89	2.86	(3.94)
Less distributions from: Net investment income	(.04)	—	(.08)	—	—	—
Net realized gain on investment transactions	(2.25)	(1.17)	—	—	—	—
Total distributions	(2.29)	(1.17)	(.08)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.31	$ 22.51	$ 22.04	$ 19.78	$ 17.89	$ 15.03
Total Return (%)[c]	4.63**	7.68[f]	11.86[d]	10.56[d]	19.03	(20.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	11	5	5	3
Ratio of expenses before expense reductions (%)	1.78*	1.77	1.93	2.02	1.93	1.84[e]
Ratio of expenses after expense reductions (%)	1.78*	1.77	1.89	1.96	1.93	1.84[e]
Ratio of net investment income (loss) (%)	.05*	(.03)[f]	.10	(.51)	(.41)	(.39)
Portfolio turnover rate (%)	136**	101	98	26	42	52
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.05	$ 22.52	$ 20.17	$ 18.13	$ 15.17	$ 19.08
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.24[d]	.29	.14	.11	.14
Net realized and unrealized gain (loss) on investment transactions	1.10	1.65	2.37	2.01	2.97	(3.92)
Total from investment operations	1.24	1.89	2.66	2.15	3.08	(3.78)
Less distributions from: Net investment income	(.17)	(.19)	(.31)	(.11)	(.12)	(.13)
Net realized gain on investment transactions	(2.25)	(1.17)	—	—	—	—
Total distributions	(2.42)	(1.36)	(.31)	(.11)	(.12)	(.13)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.87	$ 23.05	$ 22.52	$ 20.17	$ 18.13	$ 15.17
Total Return (%)	5.18c**	8.85[c,d]	13.26	11.86[c]	20.35	(19.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,234	4,366	2,177	2,240	2,284	2,218
Ratio of expenses before expense reductions (%)	.65*	.70	.66	.83	.90	.76
Ratio of expenses after expense reductions (%)	.64*	.68	.66	.75	.90	.76
Ratio of net investment income (loss) (%)	1.19*	1.06[d]	1.33	.70	.62	.69
Portfolio turnover rate (%)	136**	101	98	26	42	52
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.07	$ 22.53	$ 20.18	$ 18.15	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[c]	.15	.25[e]	.30	.16	.13	.02
Net realized and unrealized gain (loss) on investment transactions	1.11	1.69	2.38	2.01	2.97	(2.42)
Total from investment operations	1.26	1.94	2.68	2.17	3.10	(2.40)
Less distributions from: Net investment income	(.18)	(.23)	(.33)	(.14)	(.12)	(.04)
Net realized gain on investment transactions	(2.25)	(1.17)	—	—	—	—
Total distributions	(2.43)	(1.40)	(.33)	(.14)	(.12)	(.04)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.90	$ 23.07	$ 22.53	$ 20.18	$ 18.15	$ 15.17
Total Return (%)	5.26**	8.96[d,e]	13.35	11.98	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	35	53	38	35.001
Ratio of expenses before expense reductions (%)	.51*	.62	.58	.65	.73	.73*
Ratio of expenses after expense reductions (%)	.51*	.61	.58	.65	.73	.73*
Ratio of net investment income (loss) (%)	1.32*	1.13[e]	1.41	.80	.79	.95*
Portfolio turnover rate (%)	136**	101	98	26	42	52
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Growth & Income Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Class R shares were converted into Class A shares on November 17, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had an inherited net tax basis capital loss carryforward of approximately $12,529,000 from a merger into the Fund in 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($6,338,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $6,117,647,760 and $6,464,355,714, respectively.

For the six months ended March 31, 2007, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	15,502	$ 958,549
Options exercised	(15,502)	(958,549)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.35% of the Fund's average daily net assets.

For the period from October 1, 2006 through May 1, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.03%
Class B	1.96%
Class C	1.91%
Institutional Class	.58%

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.64%.

Effective October 1, 2007 through May 1, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.65%.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration Fee of $2,264,936, of which $369,728 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R (through November 17, 2006) and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 102,596	$ —	$ 56,093
Class B	32,450	2,018	27,548
Class C	12,500	—	7,051
Class R	—	—	—
Class S	2,968,607	341,701	1,419,594
Institutional Class	74	—	74
	$ 3,116,227	$ 343,719	$ 1,510,360

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares (through November 17, 2006). Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class B	$ 50,793	$ 7,890
Class C	33,943	5,478
Class R	408	—
	$ 85,144	$ 13,368

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R (Class R shares through November 17, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annualized Effective Rate
Class A	$ 94,225	$ 18,292.23%
Class B	16,523	2,064.24%
Class C	10,833	1,477.24%
Class R	305	—	.19%
	$ 121,886	$ 21,833

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2007 aggregated $1,701.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2007, the CDSC for Class B and C shares aggregated $14,490 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees.Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,020, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $26 and $32,431, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	237,643	$ 5,371,483	585,438	$ 12,939,545
Class B	24,035	528,149	61,822	1,343,007
Class C	45,485	1,015,474	60,845	1,324,940
Class R*	3,773	89,302	20,921	464,334
Class AARP*	—	—	1,740,642	38,881,011
Class S	2,856,213	64,702,629	4,373,966	97,442,374
Institutional Class	95,818	2,171,957	436,759	9,680,401
		$ 73,878,994		$ 162,075,612
Shares issued to shareholders in reinvestment of distributions
Class A	352,682	$ 7,833,436	217,744	$ 4,754,460
Class B	58,842	1,277,886	43,177	925,706
Class C	39,238	855,232	23,848	511,770
Class R*	—	—	2,004	44,044
Class AARP*	—	—	6,089,549	133,886,814
Class S	18,353,067	410,357,938	5,759,256	126,731,919
Institutional Class	165,864	3,711,750	148,100	3,255,555
		$ 424,036,242		$ 270,110,268
Shares redeemed
Class A	(486,671)	$ (11,069,940)	(1,188,808)	$ (26,237,442)
Class B	(141,885)	(3,140,168)	(384,817)	(8,338,431)
Class C	(76,741)	(1,693,640)	(186,136)	(4,054,282)
Class R*	(847)	(20,119)	(6,838)	(151,863)
Class AARP*	—	—	(15,824,864)	(352,413,029)
Class S	(17,096,117)	(389,285,086)	(22,900,793)	(508,902,834)
Institutional Class	(69,175)	(1,563,186)	(1,451,405)	(32,075,648)
		$ (406,772,139)		$ (932,173,529)
Shares Converted*
Class A	52,450	$ 1,258,793	—	$ —
Class R	(52,005)	$ (1,258,793)	—	—
Class AARP	—	$ —	(105,368,992)	(2,223,569,009)
Class S	—	—	105,534,022	2,223,569,009
		$ —		$ —
Redemption fees		$ 3,195		$ 13,923
Net increase (decrease)
Class A	156,104	$ 3,393,772	(385,626)	$ (8,542,391)
Class B	(59,008)	(1,334,133)	(279,818)	(6,069,555)
Class C	7,982	177,074	(101,443)	(2,217,572)
Class R*	(49,079)	(1,189,610)	16,087	356,515
Class AARP*	—	—	(113,363,665)	(2,403,209,510)
Class S	4,113,163	85,778,668	92,766,451	1,938,848,460
Institutional Class	192,507	4,320,521	(866,546)	(19,139,673)
		$ 91,146,292		$ (499,973,726)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund and Class R shares of the Fund into Class A shares. These conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $6,272,839 from the Advisor for its settlement portion, which was equivalent to $0.032 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 830
Fund Number	464	664	764	550
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCDGX
Fund Number	2064

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007